UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 21, 2021

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Tender Offer and Consent Solicitation

On September 21, 2021, Rocket Mortgage, LLC (the “Issuer”), an indirect subsidiary of Rocket Companies, Inc. (the “Company”), issued a press release announcing that the Issuer has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the $1.01 billion outstanding aggregate principal amount of the Issuer’s 5.250% Senior Notes due 2028 (the “2028 Notes”) and a solicitation of consents (the “Consent Solicitation”) to amend certain provisions of the indenture governing the 2028 Notes (the “Proposed Amendments”) to (i) eliminate substantially all of the restrictive covenants in the indenture and the 2028 Notes, (ii) eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the 2028 Notes, and (iii) shorten the minimum notice period under the indenture for optional redemptions by the Issuer from at least 30 days but not more than 60 days to at least five business days but not more than 60 days. The Tender Offer and Consent Solicitation are subject to, and conditioned upon, among other things, a financing condition. The financing condition may be satisfied by an offering of new notes, including the Offering (as defined below), or such other financing, which may, in either case, be consummated on terms satisfactory to the Issuer in its sole discretion.

Holders of the 2028 Notes should refer to the Issuer’s Offer to Purchase and Consent Solicitation dated September 21, 2021, available from D.F. King & Co., Inc., the tender and information agent for the Tender Offer and Consent Solicitation.

A copy of the press release relating to the Tender Offer and Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Notes Offerings

On September 21, 2021, the Issuer and Rocket Mortgage Co-Issuer, Inc., a subsidiary of the Issuer (the “Co-Issuer” and, together with the Issuer, the “Issuers”), announced, and upsized and priced, the private offering of $1.150 billion aggregate principal amount of 2.875% senior notes due 2026 and $850 million aggregate principal amount of 4.000% senior notes due 2033 (collectively, the “Notes”) in a private transaction pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Notes will be jointly and severally guaranteed on a senior unsecured basis by all of the Issuers’ domestic subsidiaries that guarantee the Issuers’ existing notes.

The Issuer expects to use the net proceeds from the Offering (i) to purchase, in the Tender Offer and Consent Solicitation, any and all of the $1.01 billion outstanding principal amount of the 2028 Notes at the applicable tender prices, plus accrued and unpaid interest, (ii) to pay fees and expenses related to the Offering and the Tender Offer, and (iii) for general corporate purposes.

Copies of the press releases announcing the Offering and the upsizing and pricing of the Offering are attached to this report as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated by reference herein.

The information contained in this Current Report on Form 8-K does not constitute an offer to purchase the 2028 Notes and is not an offer to sell or a solicitation of an offer to buy any Notes. The Notes and related guarantees have not been registered under the U.S. federal securities laws or the securities laws of any state and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933, as amended, and applicable laws of other jurisdictions.

Forward Looking Statements

Some of the statements contained in this filing and other reports, filings, and other public written and verbal announcements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date they were made and are based on our management's current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our filings with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this filing and in other filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated September 21, 2021, announcing the Tender Offer and Consent Solicitation
99.2	Press release, dated September 21, 2021, announcing the Offering
99.3	Press release, dated September 21, 2021, announcing the upsizing and pricing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2021

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer